UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2023

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On February 14, 2023, upon recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Freshworks Inc. (the “Company”), the Board exercised discretion provided under the Company’s 2022 Cash Incentive Plan (the “Plan”) and waived the requirement for certain members of the Company’s management team to repay the advance payout of the portion of bonuses earned under the Plan attributable to the first quarter of 2022 (the “First Quarter Bonuses”). Pursuant to the Plan, the First Quarter Bonuses were eligible to be recouped in 2023 as the net new annual recurring revenue performance component had not been satisfied for 2022. The amounts of the First Quarter Bonuses were as follows: Rathna Girish Mathrubootham, Chief Executive Officer, $61,151; Tyler Sloat, Chief Financial Officer, $41,425; Stacey Epstein, Chief Marketing Officer, $33,534; Srinivasagopalan Ramamurthy, Chief Product Officer, $37,479; and Jose Morales, former Chief Revenue Officer, $78,904.

The Board exercised this discretion in recognition of such executive officers’ efforts towards the overachievement of the Company’s operating margin targets and in driving efficiencies in 2022. As part of its decision to forego recoupment, the Board also considered the various decisions made during the year regarding reallocation of marketing and other resources that helped the Company exceed its operating margin targets but made the initial net new annual recurring revenue performance targets more difficult to attain. Mr. Mathrubootham declined the Board’s waiver with respect to his First Quarter Bonus and agreed that such repayment would be accomplished by the Company offsetting the First Quarter Bonus amount against any bonuses to be paid in 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: February 17, 2023
	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Chief Legal Officer and General Counsel
2